Exhibit 10.5




                        SUPPLEMENT TO SECURITY AGREEMENT
                        --------------------------------

     SUPPLEMENT NO. 1 dated as of July 22, 1996, to the SECURITY AGREEMENT dated as of January 22, 1996 (the "Security Agreement") by and among CONSOLIDATED STAINLESS, INC., a Delaware corporation ("the Borrower"), PERFORMANCE METALS, INC., a Texas corporation and FLOW COMPONENTS, INC., a Texas corporation (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, individually and as agent (the "Agent") for the Lenders parties to the Revolving Line of Credit and Term Loan Agreement dated as of January 22, 1996, among the Borrower, the Lenders and the Agent (as amended, modified or supplemented from time to time, the "Loan Agreement" and SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("SouthTrust"); capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement or the Security Agreement, as the case may be).

     Guarantors have entered into the Security Agreement in order to induce the Lenders to make the Loans. Pursuant to Section 7.10 of the Loan Agreement, each Subsidiary incorporated in the United States that was not in existence or incorporated in the United States on the date thereof is required to enter into the Security Agreement as a Subsidiary upon becoming a Subsidiary of the Borrower incorporated in the United States. Section 22 of the Subsidiary Agreement provides that additional Subsidiaries of the Borrower may become Subsidiaries under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Subsidiary") is a Subsidiary of the Borrower incorporated in the United States and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Subsidiary under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Agent, SouthTrust and New Subsidiary agree as follows:

     1. Joinder to Security Agreement. In accordance with Section 22 of the
        -----------------------------
Security Agreement, New Subsidiary by its signature below becomes a Subsidiary under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary, and New Subsidiary hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary thereunder. Each reference to a "Subsidiary" in the Security Agreement shall be deemed to include New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

     2. Enforceability. This Supplement has been duly authorized, executed and
        --------------
delivered by New Subsidiary and constitutes a legal, valid and binding obligation of New

Subsidiary, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. Counterparts. This Supplement and any amendments, waivers, consents or
        ------------
supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     4. Effective Date. This Supplement shall become effective upon the
        --------------
execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Subsidiary, SouthTrust and Agent.

     5. Ratification of Security Agreement. Except as expressly supplemented
        ----------------------------------
hereby, the Security Agreement shall remain in full force and effect.

     6. CHOICE OF LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL BE
        -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     7. Severability. In case any provision in or obligation under this
        ------------
Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     8. Notices. All communications and notices hereunder shall be given and
        -------
shall be effective in the manner specified in the loan Agreement.

     9. Fees and Expenses. New Subsidiary agrees to reimburse Agent for its
        -----------------
reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Agent, whether suit be brought or not, and all reasonable attorneys' fees, costs and expenses if an appeal is taken.

     IN WITNESS WHEREOF, New Subsidiary and Agent have duly executed this Supplement to Security Agreement as of the day and year first above written.


                           NEW SUBSIDIARY:
                           ---------------

                           TWENTY-FIRST CENTURY METALS, INC.



                           By:______________________________
                              Ronald J. Adams, President

                           Address: 990 Lunt Street
                                    Elk Grove Village,
                                    Illinois  60007



                           AGENT:
                           ------

                           SUNTRUST BANK, CENTRAL FLORIDA,
                           NATIONAL ASSOCIATION, individually
                                  and as Agent


                           By:______________________________
                              W. Clifton Bargeron, Assistant
                               Vice President



                           SOUTHTRUST BANK OF ALABAMA,
                           NATIONAL ASSOCIATION


                           By:______________________________
                              Name:
                              Title: